Exhibit (a)(1)(D)

Form No. SH-4 - Securities Transfer Form

Pursuant to Section 56 of the Companies Act, 2013 and sub-rule (1) of Rule 11 of the Companies

(Share Capital and Debentures) Rules 2014

Date of execution:               /                   /

FOR THE CONSIDERATION stated below the “Transferor(s)” named do hereby transfer to the “Transferee(s)” named the securities specified below subject to the conditions on which the said securities are now held by the Transferor(s) and the Transferee(s) do hereby agree to accept and hold the said securities subject to the conditions aforesaid.

CIN:	L	8	5	1	1	0	K	A	1	9	8	1	P	L	C	0	1	3	1	1	5

Name of the company (in full):	Infosys Limited

Name of the Stock Exchange where the company is listed, (if any):	BSE and NSE

DESCRIPTION OF SECURITIES

Kind/Class of securities (1)	Nominal value of each unit of security (2)	Amount called up Per unit of security (3)	Amount paid up per unit of security (4)
Equity Share	₹ 5/-	₹ 5/-	₹ 5/-

No. of Securities being Transferred		Consideration received (₹)
In Figures	In words	In words	In Figures

Distinctive Number	From
To
Corresponding Certificate Nos.

Transferor’s Particulars
Registered Folio Number

Name(s) in Full	Signature(s)

1.

2.

3.

I hereby confirm that the transferor has signed before me.

Signature of the Witness	:

Name of the Witness	:

Address of the Witness	:

Pin Code

Transferee’s Particulars

Name in full (1)	Father’s/Mother’s /Spouse Name (2)	Address & E-mail Id (3)
1.	1.
2.	2.
3.	3.
		Pin Code

		Email Id:

Occupation (4)	Existing Folio No., if any (5)	Signature (6)

1.		1.
2.		2.
3.		3.

Folio No. of Transferee

Value of stamp affixed:

Enclosures:

1. Certificate of shares or debentures or other securities

2. If no certificate is issued, Letter of allotment

3. Copy of PAN Card of all the Transferees (For all listed Cos.)

4. Others, Specify,______________________________________

For Office Use Only

Checked by __________________________________________________________

Signature Tallied by ___________________________________________________

Entered in the Register of Transfer on ___________________________________

__________________________________________ vide Transfer no ____________

Approval Date ________________________________________________________

Power of attorney / Probate / Death Certificate / Letter of Administration

Registered on ______________________________________________________ at

No ___________________________________________________________________

Specimen Signature of Transferee(s)

1.
2.
3.

    STAMPS